UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 27, 2016

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway
Fishers, Indiana	46037
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 27, 2016, First Internet Bancorp (the “Company”) and First Internet Bank of Indiana, an Indiana chartered bank and wholly owned subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein, to issue and sell $25,000,000 aggregate principal amount of 6.0% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “Notes”), at a public offering price equal to 100% of the par value of the Notes (the “Offering”).  The Company estimates that the net proceeds from the Offering will be approximately $23,737,500, after deducting underwriting discounts of 3.15% and expenses that are payable by the Company.  The Offering closed on September 30, 2016.  As a part of the Offering, the Company granted the underwriters a 30-day option to purchase up to an additional $3,750,000 aggregate principal amount of Notes at the initial price to public less the underwriting discounts.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Underwriting Agreement. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The Notes were offered pursuant to a prospectus supplement, dated September 27, 2016, to the prospectus dated January 4, 2016 that forms part of the Company’s effective registration statement on Form S-3 (File No. 333-208748) filed by the Company with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Notes were issued pursuant to a Subordinated Indenture, dated September 30, 2016 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated September 30, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. From and including September 30, 2016 to but excluding September 30, 2021, the Notes will bear interest at an initial rate of 6.0% per annum. From and including September 30, 2021 to but excluding the maturity date or the date of earlier redemption, the interest rate will reset quarterly to an annual interest rate equal to the then-current three-month LIBOR rate plus 4.85%. Interest is payable quarterly in arrears on each March 30, June 30, September 30 and December 30. Notwithstanding the foregoing, if the three-month LIBOR is less than zero, three-month LIBOR will be deemed to be zero. The Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof.

The Notes are unsecured subordinated obligations of the Company. There is no sinking fund for the Notes. The Notes are subordinated in right of payment to the payment of the Company’s existing and future senior indebtedness, including all of its general creditors, and they are structurally subordinated to all of the Company’s subsidiaries’ existing and future indebtedness and other obligations. The Notes are obligations of First Internet Bancorp only and are not obligations of, and are not guaranteed by, any of the Company’s subsidiaries. The Company may, beginning with the interest payment date of September 30, 2021 and on any interest payment date thereafter, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes are each qualified by reference to the full text of the Underwriting Agreement, form of Base Indenture, form of Supplemental Indenture and form of Notes, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation of a Registrant

The information in Item 1.01 is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure

On September 30, 2016, First Internet Bancorp issued a press release announcing the closing of the Offering.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

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Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

1.1

Underwriting Agreement, dated September 27, 2016, between First Internet Bancorp, First Internet Bank of Indiana and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein

4.1	Subordinated Indenture, dated as of September 30, 2016, between First Internet Bancorp and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of September 30, 2016, between First Internet Bancorp and U.S. Bank National Association, as trustee

4.3	Form of Global Note representing 6.0% Subordinated Notes due 2026 (included in Exhibit 4.2 as Exhibit A)

5.1	Opinion of Faegre Baker Daniels LLP

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1)

99.1	Press release dated September 30, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 30, 2016

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of filing

1.1

Underwriting Agreement, dated September 27, 2016, between First Internet Bancorp, First Internet Bank of Indiana and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein

Filed Electronically

4.1	Subordinated Indenture, dated as of September 30, 2016, between First Internet Bancorp and U.S. Bank National Association, as trustee	Filed Electronically

4.2	First Supplemental Indenture, dated as of September 30, 2016, between First Internet Bancorp and U.S. Bank National Association, as trustee	Filed Electronically

4.3	Form of Global Note representing 6.0% Subordinated Notes due 2026	Contained in Exhibit 4.2

5.1	Opinion of Faegre Baker Daniels LLP	Filed Electronically

23.1	Consent of Faegre Baker Daniels LLP	Contained in Exhibit 5.1

99.1	Press release dated September 30, 2016	Furnished Electronically